                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 8, 2002
                                                            -----------



                              DT INDUSTRIES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                       0-23400                44-0537828
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)



     907 W. FIFTH STREET, DAYTON, OH                              45407
--------------------------------------------------------------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 586-5600
                                                           --------------

ITEM 5. OTHER EVENTS.

         On May 8, 2002, the Company issued a press release announcing that it had reached agreements-in-principle to effect a major financial recapitalization transaction. All parties to the recapitalization agreements have approved them and the Company expects the agreements to be fully-executed in the next few days. Upon completion of the restructuring, the Company will (1) extend the maturity date under its senior credit facility from July 2, 2002 to July 2, 2004; (2) sell shares of its common stock in a private placement; (3) repay a portion of the outstanding indebtedness under its credit facility; (4) reduce the outstanding 7.16% Convertible Preferred Securities of DT Capital Trust (and the related junior subordinated debentures of the Company held by the Trust) (the "TIDES") through an exchange of half of the aggregate principal amount of the TIDES, plus all accrued and unpaid interest through March 31, 2002, for shares of common stock; and (5) amend the terms of the remaining TIDES. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS. The following exhibits are filed herewith.

                    Ex. 99.1 Press Release dated May 8, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 8, 2002
                                        DT INDUSTRIES, INC.


                                        By:   /s/ Dennis Dockins
                                              ----------------------------------
                                              Dennis Dockins
                                              General Counsel and Secretary

3